SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 16, 1997
               --------------------------------------------------
                Date of Report (date of earliest event reported)



                             MEDNET, MPC CORPORATION
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                   0-17120                       88-0215949
   ----------             --------------                  ---------------
   (State or other        (Commission File                (IRS Employer
    jurisdiction of        Number)                         Identification
    Incorporation)                                         Number)

                               871-C Grier Drive
                            Las Vegas, Nevada 89119
                    ----------------------------------------
                    (Address of principal executive offices)



                                  702-361-3119
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
----------------------

         On April 16, 1997 the Company issued a press release announcing that it had been unable to make a timely filing of its Form 10-K for the year ended December 31, 1996. McGladrey & Pullen, the Company's independent auditors, notified the Company on April 14, 1997 that the auditor-client relationship had terminated. Since McGladrey & Pullen had not issued a report on the Company's financial statements for the year ended December 31, 1996, the Company is unable to file the Form 10-K.

         The Company intends to make a further announcement when it has retained new auditors and determined when the Form 10-K can be filed.

         A Form 8-K containing the information regarding the resignation of the auditors required by Item 4 of Form 8-K and Item 304 of Regulation S-K will be filed by the Company no later than April 21, 1997.


Item 7.  Financial Statements and Exhibits.
------------------------------------------

        The following exhibit is filed herewith:

        (c)    Press release dated April 16, 1997.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEDNET, MPC CORPORATION



Dated:  April 16, 1997                       By  /s/ Robert Bagdasarian
                                                 -------------------------------
                                                 Name:  Robert Bagdasarian
                                                 Title: Chief Executive
                                                         Officer




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